Financial Instruments and Financial Risk Management (Details)	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments And Financial Risk Management Explanatory [Abstract]
Description of foreign currency exchange rate risk	As of December 31, 2020, had the Group’s functional currency strengthened by 10% against the NIS with all other variables remaining constant, post-tax loss for the year would have been $242 thousand lower (2019 - loss approximately $233 thousand lower; 2018 - profit approximately $289 thousand higher), mainly as a result of exchange rate changes on translation of other accounts receivable and exchange rate changes on NIS-denominated cash and cash equivalents.